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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 17, 2002
                                (Date of report)


                              IBIZ TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in its Charter)

       FLORIDA                       027619                        86-0933890
(State of Incorporation)     (Commission File Number)          (IRS Employer ID)


                        2238 West Lone Cactus Drive, #200
                             Phoenix, Arizona 85021
                    (Address of principle executive offices)


                                 (623) 492-9200
              (Registrant's telephone number, including area code)




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ITEM 4.1

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 11, 2002, iBIZ Technology Corp., (the "Company") was notified by Moffitt & Company, P.C., ("Moffitt") that it resigned as the Company's independent auditors effective October 11, 2002. On October 17, 2002, the Company engaged Farber and Hass, CPA as independent auditors of the Company for the fiscal year ending October 30, 2002. The action to engage Farber and Hass, CPA) was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

         During the last two fiscal years ended October 30, 2000 and October 31, 2001 and through October 11, 2002, there were no disagreements between the Company and Moffitt on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Moffitt would have caused Moffitt to make reference to the matter in its reports on the Company's financial statements. During the last two most recent fiscal years ended October 31, 2000 and October 30, 2001 and through October 11, 2002, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. Moffitt's opinion in its report on the Company's financial statements for the year ended October 31, 2000 and 2001, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

         During the two most recent fiscal years and through October 11, 2002, the Company has not consulted with Farber and Hass, CPA regarding either:

         1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Farber and Hass, CPA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Company has requested that Moffitt furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated October 17, 2002, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7(c).  EXHIBITS.

Exhibit 16.1 Letter from Moffitt & Company, P.C., dated October 17, 2002, regarding their resignation as the Company's independent auditors.



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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                 iBIZ TECHNOLOGY CORP.
                                                 (Registrant)



                                                 /s/ Kenneth Schilling
                                                 ----------------------------
                                                 By:  Kenneth Schilling
                                                 Chief Executive Officer